UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FNWD	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Executive Vice President, Chief Financial Officer and Treasurer
On December 1, 2023, Peymon S. Torabi, the Executive Vice President, Chief Financial Officer and Treasurer of Finward Bancorp, an Indiana corporation (the “Bancorp”), and its Indiana-chartered commercial bank subsidiary Peoples Bank (the “Bank”), informed the Bancorp and the Bank of his intention to resign from his positions with the Bancorp and the Bank, effective as of December 31, 2023, to pursue other business opportunities.  Mr. Torabi’s resignation is not related to any disagreement with the Bancorp or the Bank regarding any financial, accounting, or other matters.
In connection with Mr. Torabi’s resignation, the Bancorp, the Bank, and Mr. Torabi entered into a Transition Agreement, General Release & Covenant Not to Sue dated December 1, 2023 (the “Transition Agreement”).  Under the terms of the Transition Agreement, the Bank will provide Mr. Torabi with the following: (i) a one-time, lump sum severance payment of $36,888.88, less applicable tax withholdings; (ii) payment for accrued and unusued vacation days, which have a current value of $31,247.16; and (iii) the right of first refusal to purchase his assigned company vehicle at the Kelly Blue Book value.  The payments and benefits described above are conditioned on Mr. Torabi’s compliance with the terms of the Transition Agreement and his execution of the agreement, without revocation, within the period provided to him to consider the agreement.
The Transition Agreement contains a customary general release and waiver of claims by Mr. Torabi in favor of the Bancorp and the Bank, certain non-disclosure, non-disparagement, and confidentiality obligations on Mr. Torabi, and other customary post-employment restrictive covenants in favor of the Bancorp and the Bank.  Mr. Torabi has seven days in which to revoke his acceptance of the Transition Agreement.  If he does not revoke his acceptance, the Transition Agreement will become effective after the seven day revocation period.
The foregoing description of the Transition Agreement is qualified in its entirety by reference to the text of the Transition Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Appointment of Interim Chief Financial Officer and Treasurer
In conjunction with Mr. Torabi’s resignation, on December 6, 2023, the Board of Directors (the “Board”) of the Bancorp and the Bank appointed Robert T. Lowry, the current Executive Vice President, Chief Operating Officer of the Bancorp and the Bank, to serve as the Bancorp’s and Bank’s interim Chief Financial Officer and Treasurer, effective as of January 1, 2024.  Mr. Lowry will serve in this capacity until a permanent Chief Financial Officer and Treasurer is appointed.  Mr. Lowry also will continue to serve in his current positions as Executive Vice President, Chief Operating Officer.  Mr. Lowry, who is 62 years old, has served as the Executive Vice President, Chief Operating Officer of the Bancorp and the Bank since October 2020.  Mr. Lowry has been with the Bank since 1985 and has previously served as the Bancorp’s and Bank’s Chief Financial Officer and Treasurer, Assistant Controller, Internal Auditor and Controller.  Mr. Lowry is a Certified Public Accountant (CPA) licensed in Indiana and a Chartered Global Management Accountant (CGMA).  Mr. Lowry holds a Master’s of Business Administration Degree from Indiana University and is a graduate of America’s Community Bankers National School of Banking.
Mr. Lowry did not enter into an employment agreement or any other compensatory plan, contract, or arrangement in connection with his appointment as the interim Chief Financial Officer and Treasurer, and no changes were made to Mr. Lowry’s compensation in connection with his interim position.  There is no arrangement or understanding between Mr. Lowry and any other persons or entities pursuant to which Mr. Lowry was appointed as the interim Chief Financial Officer and Treasurer.  There is no family relationship between Mr. Lowry and any member of the Board or any executive officer of the Bancorp, and there are no transactions between the Bancorp and Mr. Lowry that require disclosure under Item 404(a) of Regulation S-K.

Forward-Looking Statements

This report may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of the Bancorp.  For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this report should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Transition Agreement, General Release & Covenant Not to Sue dated December 1, 2023 by and among Finward Bancorp, Peoples Bank, and Peymon Torabi.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: December 7, 2023

	By:	/s/ Benjamin J. Bochnowski
Printed Name: Benjamin J. Bochnowski
Title: President and Chief Executive Officer